Exhibit 99.1

1 Buckeye Partners, L.P. National Association of Publicly Traded Partnerships Conference – May 2008

2 Forward Looking Statement Certain statements contained in this presentation or made by representatives of Buckeye GP LLC during the course of this presentation that are not historical facts are forward-looking statements. These statements may be identified by their use of predictive, future-tense or forward-looking words, such as “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will” or similar terms. Forward-looking statements are based on Buckeye GP LLC’s estimates, assumptions and expectations of future events and are subject to a number of risks, contingencies and uncertainties. Buckeye GP LLC and Buckeye Partners, L.P. cannot guarantee that these estimates, assumptions and expectations will prove to be accurate or will be realized. Buckeye GP LLC and Buckeye Partners, L.P. disclaim any intention or obligation, other than as required by law, to update or revise any forward-looking statements. Although Buckeye GP LLC believes that the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements are inherently uncertain and necessarily involve risks that may affect Buckeye Partners, L.P.’s business prospects and performance, causing actual results to differ from those discussed during this presentation. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements included in Buckeye Partners, L.P.’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Buckeye Partners, L.P.

3 BPL Overview

4 BPL Overview High quality, strategically located assets Large, geographically diverse North American refined petroleum products pipeline and terminal system Entry into the natural gas storage business with recent acquisition of Lodi Gas Storage, L.L.C. Initiating marketing operations to improve utilization and profit potential of Buckeye assets Predictable and stable fee-based businesses combined with opportunistic revenue generating capabilities Solid, conservative financial position Experienced management team with objective to grow Partnership

Buckeye Pipelines, Terminals & Storage Assets



Lodi
Reno
San Diego
Denver
Wichita
St. Louis
Chicago
Indianapolis
Detroit
Lima
Pittsburgh
Macungie
New York City
Philadelphia
Houston
Port Arthur
Ft. Lauderdale
Miami
Operating Systems
Buckeye Pipe Line Company, L.P.
Buckeye Gulf Coast Pipe Lines, L.P.
Buckeye NGL Pipe Lines LLC
Buckeye Pipe Line Transportation LLC
Everglades Pipe Line Company, L.P.
Laurel Pipe Line Company, L.P.
NORCO Pipe Line Company, LLC
Wood River Pipe Lines LLC
Lodi Gas Storage, LLC
Buckeye Terminals, LLC
Buckeye Energy Holdings LLC
Delivery Point to Customers' Marketing Terminals
Joint Venture Interests
Muskegon Pipeline LLC
WesPac Pipelines – Memphis LLC
West Texas LPG Pipeline
Contract Pipeline Operations



Contract Services 7%
Terminals & Storage 20%
Product Pipeline 73%
2007 Revenue $519.3 million

Key Highlights

- Operations span PADDs(1) I, II, III and IV (and V including Lodi)
- Owns 5,400 miles of pipeline with 100 delivery points
- Operates 2,700 miles of pipeline under operation and maintenance contracts
- 61 terminals
- Approximately 22 million barrels of storage capacity
- 2007 Operating Income $202.1 million

(1) Petroleum Administration for Defense Districts from the Energy Information Administration, US Dept. of Energy (www.eia.doe.gov).

5

6 Pipeline Segment 73% of 2007 revenues Approximately 5,400 miles of pipeline with approximately 100 delivery points Geographically diverse operations in 16 states Limited commodity price exposure Transported an average of approximately 1.45 million barrels per day (mbd) in 2006 and 2007 Key Pipeline System Summary(1) Provides jet fuel by pipeline to Miami International and Ft. Lauderdale Hollywood International 37 Everglades 10 delivery points from 5 refineries across PA 345 Laurel Extends generally from the Wattenberg, Colorado area to Bushton, Kansas 350 Buckeye NGL Extensive distribution network within N Y, NJ, and PA 478 BPL Transportation Provides supply route to Midwest 535 Norco Provides pipeline deliveries to PADD II 925 Wood River Serves major population centers in 8 states Primary jet fuel transporter to LGA, JFK, and EWR airports 2,643 Buckeye Pipe Line Comments Miles System Pipelines – Mileage and Operating Income ___________________________ (1) As of December 31, 2007. Per Form-10-K. 3,761 3,800 4,500 5,000 5,350 5,400 3,761 $150 $89 $92 $98 $104 $124 $141 0 1,500 3,000 4,500 6,000 2001 2002 2003 2004 2005 2006 2007 (Miles) $0 $40 $80 $120 $160 ($ in Millions) Mileage Operating Income

7 Stable Volume Growth and Consistent Product Mix (Thousands of Barrels Transported per Day) CAGR = 2.5% 891 914 925 907 871 1,029 1,010 1,007 1,024 1,031 1,056 913 1,062 1,090 1,101 1,136 1,201 981 1,385 1,450 1,447 438 449 459 444 443 458 504 526 507 498 508 519 532 527 541 556 579 609 721 722 717 227 233 231 239 219 228 234 236 244 245 255 257 266 271 260 251 249 273 320 351 362 212 217 219 207 193 205 223 246 235 239 239 230 240 249 267 265 285 293 324 324 320 53 47 21 26 23 29 22 15 18 25 22 25 24 21 20 22 16 17 16 15 14 0 400 800 1,200 1,600 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Gasoline Jet Fuels Middle Distillates Other / NGL

8 Terminals & Storage Segment 20% of 2007 revenues Revenues primarily fee-based Terminalling fees for receiving and delivering product Fees for injecting and blending additives Fees for leasing terminal capacity on either a short-term or long-term basis Owns 61 terminals (including Farm & Home) 47 On-system 14 Off-system Growth from acquisitions in the Midwest (terminals in Michigan and Wisconsin) and Northeast (Farm & Home) Approximately 22 million barrels of aggregate refined petroleum products storage capacity Significant organic expansion opportunities Current Number of Terminals & Storage Capacity (including recent acquisitions)(1) Number of Terminals & Operating Income(2) (No. of Terminals) ($ in Millions) ___________________________ (1) As of year-end 2007 adjusted to reflect recent acquisitions and adjustments to internal terminal classifications. (2) As of December 31, 2007. Per Form-10-K. No. of Storage Capacity State Terminals (Thousands of Barrels) Michigan 11 3,992 New York 9 2,311 Indiana 9 6,850 Pennsylvania 9 2,082 Ohio 8 2,871 Illinois 7 2,779 Wisconson 3 734 Missouri 2 345 Massachusetts 1 106 Nevada 1 50 Tennessee 1 328 Total 61 22,448 38 50 46 15 15 15 43 $43 $4 $4 $5 $30 $29 $12 0 15 30 45 60 2001 2002 2003 2004 2005 2006 2007 $0 $12 $24 $36 $48 No. of Terminals Operating Income

9 Contract Services Segment 7% of 2007 revenues 14 operations and maintenance contracts Operates and maintains approximately 2,700 miles of pipeline owned by major petrochemical companies in Texas, Ohio and Louisiana Owns 63% of a 90-mile pipeline that is leased to a petrochemical company under a long-term agreement Attractive cash flow characteristics with small capital requirements Contract Services – Operating Income(1) ($ in Millions) ___________________________ (1) As of December 31, 2007. Per Form-10-K. $9 $6 $6 $6 $6 $7 $7 $0 $2 $4 $6 $8 $10 2001 2002 2003 2004 2005 2006 2007

10 Long-Term Customer Relationships Approximately 210 customers Major integrated oil companies, large refined product marketing companies and airlines 20 largest customers accounted for 55% of 2007 consolidated revenues

11 Acquisition of Lodi Gas Storage, L.L.C. On January 18, 2008, Buckeye closed its acquisition of Lodi Gas Storage, L.L.C. (“Lodi”) from an affiliate of ArcLight Capital Partners, LLC for cash consideration of approximately $444.0 million $432.0 million paid at closing Additional $12 million paid following receipt of approval on February 28, 2008, from the California Public Utilities Commission for a storage expansion project known as Kirby Hills Phase II Existing Lodi facilities provide approximately 22 Bcf of working gas storage capacity and are connected to Pacific Gas and Electric’s intrastate gas pipelines that serve natural gas demand in the San Francisco and Sacramento areas; Kirby Hills Phase II is expected to provide up to an incremental 12 Bcf of working gas capacity Lodi Acquisition Rationale Strategic to Buckeye on a long-term basis Sufficient size to provide platform for new business line Represents Buckeye’s first significant foothold in PADD V (West Coast) Provides both commodity and geographic diversification Primarily stable cash flow generated from fixed-fee long-term storage contracts and opportunistic hub services activities

12 Acquisition of Farm & Home Oil Company LLC On February 8, 2008, Buckeye closed its acquisition of Farm & Home Oil Company LLC (“Farm & Home”) for cash consideration of approximately $145.5 million Farm & Home is a leading regional wholesale distributor of fuel products serving Mid-Atlantic markets Farm & Home has developed extensive logistics, supply, distribution and marketing expertise during more than 70 years of business operations Buckeye has retained substantially all of the senior management team of Farm & Home On April 15, 2008, Buckeye divested the retail division of Farm & Home for approximately $42.0 million plus the value of related inventory and accounts receivable; Buckeye retained the core wholesale marketing business Farm & Home Acquisition Rationale Buckeye expects Farm & Home to be a profitable business without consideration of synergies As a leading independent wholesale fuel distributor, Farm & Home is expected to propel Buckeye’s strategy to build a proprietary marketing platform leveraging off of Buckeye and Farm & Home terminal assets Strong risk management systems and processes Experienced marketing professionals

13 Financial Overview

14 Buckeye Financial Policies Financial Policy Management committed to increasing cash distributions to unitholders Management committed to maintaining a strong investment grade credit rating Financial targets consistent with business risk, MLP structure and distribution policy Maintain financial flexibility Acquisition Policy Evaluate small and medium sized acquisitions that are complementary to existing assets Opportunistically consider larger acquisitions that are strategic to Buckeye on a long-term basis Acquisition targets should be consistent with risk profile Primarily financed with 50% / 50% debt and equity mix

15 Recent Financial Performance Adjusted EBITDA (1) Revenues Operating Income Capital Expenditures $323.5 $408.4 $461.8 $122.1 $161.3 $177.1 $151.1 $201.1 $225.3 $72.6 $77.8 $92.7 $519.3 $202.1 $251.1 $68.7 (1) See Appendix for reconciliation of Adjusted EBITDA to Net Income. ($ Millions) $0 $50 $100 $150 $200 $250 $300 2004 2005 2006 2007 Pipeline Operations Terminalling and Storage Other Operations $0 $20 $40 $60 $80 $100 2004 2005 2006 2007 ($ Millions) Maintenance Expansion and Cost Reduction $0 $50 $100 $150 $200 $250 2004 2005 2006 2007 ($ Millions) Pipeline Operations Terminalling and Storage Other Operations $0 $100 $200 $300 $400 $500 2004 2005 2006 2007 ($ Millions) Pipeline Operations Terminalling and Storage Other Operations

16 Comparative Totals for 3 Months Ended March 31, 2008 EBITDA (1) Revenues Operating Income Capital Expenditures $124.9 $380.3 $50.3 $58.1 $62.2 $72.1 $17.4 $14.8 (1) See Appendix for reconciliation of EBITDA to Net Income. $0 $10 $20 $30 $40 $50 $60 $70 $80 2007 2008 ($ Millions) Energy Services Natural Gas Storage Other Operations Terminalling and Storage Pipeline Operations $0 $5 $10 $15 $20 2007 2008 ($ Millions) Expansion and Cost Reduction Maintenance $0 $10 $20 $30 $40 $50 $60 $70 2007 2008 ($ Millions) Energy Services Natural Gas Storage Other Operations Terminalling and Storage Pipeline Operations $0 $50 $100 $150 $200 $250 $300 $350 $400 2007 2008 ($ Millions) Energy Services Natural Gas Storage Other Operations Terminalling and Storage Pipeline Operations

17 Investment Grade Capitalization Capitalization(1) (1) As of March 31, 2008 excluding $96.8 million Farm & Home working capital facility Cash $28.1 Revolving Credit Facility 140.0 4.625% Notes due 2013 300.0 5.300% Notes due 2014 275.0 5.125% Notes due 2017 125.0 6.050% Notes due 2018 300.0 6.750% Notes due 2033 150.0 Less: Unamortized Discount (4.0) Adjustment for Fair Value Hedges 1.2 Total Debt $1,287.2 Total Partners’ Capital 1,198.2 Total Capitalization $2,485.4 (in millions)

18 Recent Buckeye Financing Activity Three equity offerings (August 2007, December 2007, March 2008) raising $327.5 million Equity offerings funded 50% of Lodi and 100% of Farm & Home January 2008 - $300 million ten-year note offering at 6.05% August 2007 – Revolving Credit Facility expanded from $400 million to $600 million $140 million outstanding at March 31, 2008 January 2008 – Revolving credit facility amended to permit Farm & Home standalone working capital facility with debt ratio credit for working capital balances Total capital raised - $827.5 million ($327.5 equity, $300.0 debt, $200.0 revolver capacity) April 2008 - $42 million proceeds received from sale of Farm & Home retail division

19 Annualized Cash Distribution History 7.5 % CAGR Consistent track record of distribution growth $2.70 $2.75 $2.80 $2.85 $2.90 $2.95 $3.00 $3.05 $3.10 $3.15 $3.20 $3.25 $3.30 $3.35 $2.55 $2.55 $2.60 $2.55 $2.65 $2.60 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 Q1 03 Q2 03 Q3 03 Q4 03 Q1 04 Q2 04 Q3 04 Q4 04 Q1 05 Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07

20 Buckeye Partners, L.P. National Association of Publicly Trading Partnerships Conference - May 2008

21 Appendix

Reconciliation of Adjusted EBITDA to Net Income

EBITDA and Adjusted EBITDA

The following tables summarize EBITDA and adjusted EBITDA for the Partnership for the years ended December 31, 2007, 2006, 2005 and 2004, as well as the three months ended March 31, 2008 and 2007. EBITDA, a measure not defined under generally accepted accounting principles ("GAAP"), is defined by the Partnership as income before interest expense (including amortization and write-off of deferred debt financing costs), income taxes, depreciation and amortization. Adjusted EBITDA, also a non-GAAP measure, is defined as EBITDA plus General Partner incentive compensation expense. EBITDA and Adjusted EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other measure of financial performance presented in accordance with GAAP.

Because EBITDA and Adjusted EBITDA exclude some items that affect net income and these items may vary among other companies, the EBITDA and Adjusted EBITDA data presented may not be comparable to similarly titled measures at other companies. The Partnership has provided Adjusted EBITDA in addition to EBITDA because, commencing in the fourth quarter of 2006, the Partnership reports incentive payments to the General Partner as partnership distributions, rather than incentive compensation expense, which is how such payments were reported in periods prior to the fourth quarter of 2006. Accordingly, the General Partner incentive compensation presented below includes only three quarters of incentive payments for 2006 and does not include the $6.6 million incentive payment paid in the fourth quarter of 2006. In 2007, and future periods thereafter, net income does not include the General Partner incentive payments. Management of the Partnership uses EBITDA and Adjusted EBITDA as performance measures to assist in the analysis and assessment of the Partnership's operations, to evaluate the viability of proposed projects and to determine overall rates of return on alternative investment opportunities. The Partnership believes that investors benefit from having access to the same financial measures used by the Partnership's management.

	Year Ended December 31,				Three Months Ended March 31,	
	2007	2006	2005	2004	2008	2007
	(In thousands)				(in thousands)	
Net income per GAAP	$ 155,356	$ 110,240	$ 99,958	$ 82,962	$ 41,404	$ 37,734
Interest and debt expense	50,378	52,113	43,357	27,614	17,934	13,487
Income tax expense	763	595	866	518	228	203
Depreciation and amortization	44,651	44,039	36,760	25,983	12,498	10,807
EBITDA	251,148	206,987	180,941	137,077	72,064	62,231
General Partner incentive compensation	-	18,277	20,180	14,002	-	-
Adjusted EBITDA	$ 251,148	$ 225,264	$201,121	$ 151,079	$ 72,064	$ 62,231

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